UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2023

Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 par value	PEAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The Transactions

On October 29, 2023, Healthpeak Properties, Inc., a Maryland corporation (“Healthpeak”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alpine Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of Healthpeak (“Alpine Sub”), Alpine OP Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent OP (as defined below) (“Alpine OP Sub”), Physicians Realty Trust, a Maryland real estate investment trust (“Physicians Realty Trust”), and Physicians Realty L.P., a Delaware limited partnership (the “Partnership” and, together with Physicians Realty Trust, the “Company Parties”). The Merger Agreement provides for (a) the merger of Physicians Realty Trust with and into Alpine Sub (the “Company Merger”), with Alpine Sub surviving as a wholly owned subsidiary of Healthpeak (the “Company Surviving Entity”), (b) immediately following the effectiveness of the Company Merger, the contribution by Healthpeak to Healthpeak OP, LLC, a Maryland limited liability company (“Parent OP”), of all of the outstanding equity interests in the Company Surviving Entity (the “Contribution”), and (c) immediately following the Contribution, the merger of the Partnership with and into Alpine OP Sub (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with Alpine OP Sub surviving as a subsidiary of Parent OP (the “Partnership Surviving Entity”).

Merger Agreement

The Company Merger

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the date and time the Company Merger becomes effective (the “Company Merger Effective Time”), each common share of beneficial interest of Physicians Realty Trust, par value $0.01 per share (the “Company Common Shares”), (other than Company Common Shares to be canceled in accordance with the Merger Agreement), will automatically be converted into the right to receive 0.674 (the “Exchange Ratio”) validly-issued, fully paid and non-assessable shares of Healthpeak common stock, par value $1.00 per share (“Parent Common Stock”) (the “Merger Consideration”), without interest, but subject to any withholding required under applicable tax laws. Holders of Company Common Shares will receive cash in lieu of fractional shares of Parent Common Stock (the “Fractional Share Consideration”).

The Contribution

Pursuant to the terms and subject to the conditions of the Merger Agreement, immediately after the effectiveness of the Company Merger, Healthpeak will cause the contribution of all of the outstanding equity interests of the Company Surviving Entity held by Healthpeak to Parent OP. As a result of the Contribution, the Company Surviving Entity will become a direct wholly-owned subsidiary of Parent OP.

The Partnership Merger

Pursuant to the terms and subject to the conditions of the Merger Agreement, immediately after the Contribution and at the date and time the Partnership Merger becomes effective (the “Partnership Merger Effective Time”), each common unit in the Partnership issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, will automatically be converted into and become a number of units in the Partnership Surviving Entity equal to the Exchange Ratio. Following the Partnership Merger Effective Time, third-party investors in the Partnership receiving non-managing member units shall be entitled to (i) redeem such units for an amount of cash per unit approximating the then-current market value of one share of Parent Common Stock or, at Parent OP's option, one share of Parent Common Stock (subject to certain adjustments, such as stock splits and reclassifications), subject to the terms of the limited liability company agreement governing the Partnership Surviving Entity, and (ii) certain tax protections consistent with historical practices.

Treatment of Equity Awards; Employee Stock Purchase Plan

Pursuant to the terms and subject to the conditions of the Merger Agreement, as of the Company Merger Effective Time, each outstanding Physicians Realty Trust equity-based award will be treated as follows: (i) each Physicians Realty Trust restricted share that is outstanding as of immediately prior to the Company Merger Effective Time will become fully vested and all restrictions thereon will lapse and be canceled and converted into the right to receive (1) the Merger Consideration, plus (2) the Fractional Share Consideration, plus (3) an amount in cash equal to the unpaid dividends accrued with respect to such Physicians Realty Trust restricted share during the period commencing on the grant date and ending on the closing date of the Mergers; (ii) each award of Physicians Realty Trust performance-vesting restricted stock units that is outstanding as of immediately prior to the Company Merger Effective Time will vest with respect to the number of shares subject to such award that would vest based on maximum level of achievement of the applicable performance goals over the three year performance period as provided in the individual employment or award agreements, and will be cancelled and converted into the right to receive with respect to each such share (1) the Merger Consideration, plus (2) the Fractional Share Consideration, plus (3) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust time-vesting restricted stock unit during the period commencing on the grant date and ending on the closing date of the Mergers, and (iii) each award of Physicians Realty Trust restricted stock units that is outstanding as of immediately prior to the Company Merger Effective Time will be cancelled and converted into the right to receive with respect to each such share of Company Common Stock subject to such Physicians Realty Trust restricted stock unit award, (1) the Merger Consideration, plus (2) the Fractional Share Consideration, plus (3) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust restricted stock unit during the period commencing on the grant date and ending on the closing date of the Mergers.

Prior to the Company Merger Effective Time, Physicians Realty Trust will, subject to the consummation of the Mergers, terminate the Physicians Realty Trust Amended and Restated 2015 Employee Stock Purchase Plan (the “ESPP”) effective immediately prior to the Company Merger Effective Time. As soon as practicable following the termination of the ESPP, any funds that remain within the associated accumulated payroll withholding account for each participant will be returned to the applicable participant. With respect to any offering period outstanding under the ESPP, promptly following the execution of the Merger Agreement, each option to purchase shares of Company Common Stock granted pursuant to the ESPP shall be deemed to have been exercised upon the earlier to occur of (A) the day that is four business days prior to the Company Merger Effective Time or (B) the date on which such offering period would otherwise end, and no additional offering periods shall commence under the ESPP after the execution of the Merger Agreement.

Certain Governance Matters

The Merger Agreement provides that five members of the Physicians Realty Trust Board (the “Company Board Designees”) will be appointed to the Healthpeak Board of Directors (the “Healthpeak Board”) upon the Company Merger Effective Time, to serve with the then members of the Healthpeak Board until the next annual meeting of stockholders of Healthpeak and until their successors are elected and qualify. If one or more of the Company Board Designees is unwilling or unable to serve on the Healthpeak Board as of the Company Merger Effective Time, Healthpeak and Physicians Realty Trust will mutually agree to identify one or more replacement individual(s) to serve on the Healthpeak Board as a Company Board Designee. In connection with the next annual meeting of stockholders of Healthpeak, the Nominating and Corporate Governance Committee of the Healthpeak Board will recommend to the Healthpeak Board the Company Board Designees for election to the Healthpeak Board at such annual meeting of stockholders; provided that at such time each such Company Board Designee satisfies the qualifications to serve on the Healthpeak Board applicable generally to members of the Healthpeak Board. Immediately following the Mergers, the number of directors constituting the Board of Directors of Healthpeak is expected to be thirteen.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains customary representations and warranties from each of Healthpeak and Physicians Realty Trust. Physicians Realty Trust has agreed to customary pre-closing covenants, including covenants to use commercially reasonable efforts to carry on its business in all material respects in the ordinary course, consistent with past practice, and to refrain from taking certain actions without Healthpeak’s consent. Healthpeak has agreed to customary pre-closing covenants, including a more limited set of covenants to refrain from taking certain actions without Physicians Realty Trust’s consent and to use commercially reasonable efforts to carry on its business in all material respects in the ordinary course, consistent with past practice. Each party has agreed to additional covenants, including, among others, covenants relating to (i) Physicians Realty Trust’s obligation to call a meeting of its shareholders to approve the Company Merger (“Company Shareholder Approval”), (ii) Healthpeak’s obligation to call a meeting of its stockholders to approve the Parent Common Stock Issuance (as defined in the Merger Agreement) and the Parent Charter Amendment (as defined in the Merger Agreement) (“Parent Stockholder Approval”), and (iii) each party’s non-solicitation obligations related to alternative acquisition proposals.

The Healthpeak Board and the Physicians Realty Trust Board each have unanimously approved the Merger Agreement. The Mergers are expected to close during the first half of 2024.

Conditions to the Mergers

The closing of the Mergers is subject to certain conditions, including: (i) the Company Shareholder Approval having been obtained; (ii) the Parent Stockholder Approval having been obtained; (iii) the effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) by the parties in connection with the transactions contemplated by the Merger Agreement; (iv) approval for listing on the New York Stock Exchange (“NYSE”) of the shares of Parent Common Stock to be issued in the Mergers or reserved for issuance in connection therewith; (v) no temporary restraining order, preliminary or permanent injunction or other order, decree or judgment being in effect enjoining, preventing, restraining, making illegal or otherwise prohibiting the consummation of the Mergers; (vi) no law having been enacted, issued, entered, promulgated or enforced by any governmental authority and is in effect which would have the effect of enjoining, preventing, restraining, making illegal or otherwise prohibiting the consummation of the Mergers; (vii) accuracy of each party’s representations, subject in most cases to materiality or Material Adverse Effect (as defined in the Merger Agreement) qualifications; (viii) material compliance with each party’s covenants; (ix) absence of a Material Adverse Effect on either Healthpeak or Physicians Realty Trust; (x) receipt by each of Healthpeak and Physicians Realty Trust of an opinion to the effect that the Company Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (xi) receipt by Healthpeak of an opinion that Physicians Realty Trust qualifies as a real estate investment trust (“REIT”) under the Code and receipt by Physicians Realty Trust of an opinion that Healthpeak qualifies as a REIT under the Code.

Non Solicit; Termination; Termination Fees

Healthpeak and Physicians Realty Trust have agreed not to (i) solicit, initiate or knowingly encourage or knowingly facilitate any inquiries, indications of interest or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (as defined in the Merger Agreement), (ii) engage in, continue or otherwise participate in any negotiations or discussions concerning, or provide any nonpublic information or data to any third party in connection with, an Acquisition Proposal or Inquiry (as defined in the Merger Agreement), (iii) approve or execute or enter into any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, option agreement or other similar definitive agreement relating to the consummation of the transactions contemplated by an Acquisition Proposal, or (iv) propose or agree to do any of the foregoing. However, prior to obtaining the Parent Stockholder Approval (in the case of Healthpeak) or the Company Shareholder Approval (in the case of Physicians Realty Trust), Healthpeak or Physicians Realty Trust may engage in discussions or negotiations and provide non-public information to a third party which has made an unsolicited written bona fide Acquisition Proposal with respect to such party if such party’s board of directors or board of trustees, as applicable, determines in good faith, after consultation with outside legal counsel and financial advisors, that such Acquisition Proposal would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) or if the failure to do so would reasonably be expected to be inconsistent with its duties under applicable law.

The Merger Agreement contains certain termination rights for Healthpeak and Physicians Realty Trust. The Merger Agreement can be terminated by either party (i) by mutual written consent; (ii) if either party’s shareholders fail to approve the applicable matters; (iii) if any governmental authority of competent jurisdiction issues a permanent, non-appealable order, decree, judgment, injunction or law restraining or prohibiting the consummation of the Mergers; (iv) if the Mergers have not been consummated by an outside date of July 31, 2024; (v) if the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period; (vi) if the other party has issued a change in its board recommendation to its shareholders to vote in favor of the applicable matters; or (vii) if the other party commits a Willful Breach (as defined in the Merger Agreement) of its non-solicitation obligations under the Merger Agreement.

Upon a termination of the Merger Agreement, under certain circumstances, (1) Physicians Realty Trust will be required to pay a termination fee to Healthpeak equal to $111,000,000 or the maximum amount that can be paid to Healthpeak without causing it to fail to meet its REIT requirement for such year, and (2) Healthpeak will be required to pay a termination fee to Physicians Realty Trust equal to $365,000,000 or the maximum amount that can be paid to Physicians Realty Trust without causing it to fail to meet its REIT requirement for such year.

The Merger Agreement also provides that a party must pay the other party an expense reimbursement of up to $20,000,000, if the Merger Agreement is terminated because such party’s shareholders fail to approve the applicable matters contemplated by the Merger Agreement. The expense reimbursement will be in addition to the termination fee if the termination fee later becomes payable.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Healthpeak and Physicians Realty Trust instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Mergers, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Healthpeak or Physicians Realty Trust, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Healthpeak, Physicians Realty Trust, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement/prospectus of Healthpeak and Physicians Realty Trust, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Healthpeak and Physicians Realty Trust makes with SEC.

Forward Looking Statements

This Current Report may include “forward-looking statements,” including but not limited to those regarding the proposed transactions between Healthpeak and Physicians Realty Trust, within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Healthpeak and Physicians Realty Trust operate and beliefs of and assumptions made by Healthpeak management and Physicians Realty Trust management, involve uncertainties that could significantly affect the financial or operating results of Healthpeak, Physicians Realty Trust or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “projects,” “forecasts,” “will,” “may,” “potential,” “can,” “could,” “should,” “pro forma,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Healthpeak and Physicians Realty Trust, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Healthpeak and Physicians Realty Trust expects or anticipates will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transactions to clients, tenants, employees, shareholders and other constituents of the combined company, integrating the companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Healthpeak and Physicians Realty Trust believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Healthpeak and Physicians Realty Trust can give no assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate portfolios, business operations, including properties, tenants, property managers and employees; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Healthpeak or Physicians Realty Trust; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with clients, tenants, property managers, customers, employees and competitors; risks related to diverting the attention of Healthpeak’s and Physicians Realty Trust’s management from ongoing business operations; unfavorable outcomes of any legal proceedings that have been or may be instituted against Healthpeak or Physicians Realty Trust; costs related to uninsured losses, condemnation, or environmental issues, including risks of natural disasters; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; risks related to the market value of shares of Healthpeak common stock to be issued in the transaction; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for Healthpeak or Physicians Realty Trust common shares; impairment charges; unanticipated changes in Healthpeak’s or Physicians Realty Trust’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the SEC by Healthpeak and Physicians Realty Trust. Moreover, other risks and uncertainties of which Healthpeak or Physicians Realty Trust are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Healthpeak or Physicians Realty Trust on their respective websites or otherwise. Neither Healthpeak nor Physicians Realty Trust undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Healthpeak and Physicians Realty Trust will file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction. The joint proxy statement/prospectus will contain important information about the proposed transaction and related matters.

SHAREHOLDERS ARE URGED AND ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HEALTHPEAK, PHYSICIANS REALTY TRUST AND THE PROPOSED TRANSACTION.

Investors and security holders of Healthpeak and Physicians Realty Trust will be able to obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by Healthpeak and Physicians Realty Trust with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Healthpeak with the SEC are also available on Healthpeak’s website at www.healthpeak.com, and copies of the documents filed by Physicians Realty Trust with the SEC are available on Physicians Realty Trust’s website at www.docreit.com.

PARTICIPANTS IN THE SOLICITATION

Healthpeak, Physicians Realty Trust and their respective directors, trustees and executive officers may be deemed to be participants in the solicitation of proxies from Healthpeak’s and Physicians Realty Trust’s shareholders in respect of the proposed transaction. Information regarding Healthpeak’s directors and executive officers can be found in Healthpeak’s definitive proxy statement filed with the SEC on March 17, 2023. Information regarding Physicians Realty Trust’s trustees and executive officers can be found in Physicians Realty Trust’s definitive proxy statement filed with the SEC on March 23, 2023.

Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available on the SEC’s website and from Healthpeak and Physicians Realty Trust, as applicable, using the sources indicated above.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No	Description

2.1*	Agreement and Plan of Merger, dated as of October 29, 2023, by and among Healthpeak Properties, Inc., Alpine Sub, LLC, Alpine OP Sub, LLC, Physicians Realty Trust and Physicians Realty L.P.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Healthpeak hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission. Healthpeak may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished or in accordance with Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2023
Healthpeak Properties, Inc.

	By:	/s/ Peter A. Scott
Peter A. Scott
Chief Financial Officer